                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported)  October 13, 1999
                                                        ----------------



                                N'TANDEM TRUST
                                --------------
              (Exact Name of Registrant as Specified in Charter)

CALIFORNIA                            0-21470                       33-610944499
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                    (IRS Employer
of Incorporation)                   File Number)             Identification No.)


6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO                       80111
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


      Registrant's Telephone Number, Including Area Code  (303) 741-3707
                                                          --------------

        Item 2:  Acquisition or Disposition of Assets
                 ------------------------------------

        In its Current Report on Form 8-K, dated October 13, 1999, N'Tandem Trust (the "Trust") announced the acquisition of the Sea Pines manufactured home community (the "Acquired Property"). Set forth below are certain financial statements relating to the Acquired Property and pro forma financial information for the Trust.

        Item 7:  Financial Statements, Pro Forma Financial Information and
                 ---------------------------------------------------------
                 Exhibits
                 --------

                (a)  Financial Statements:

                     Historical Summary of Revenues and Direct Operating Expenses for Sea Pines Manufactured Home Community for the year ended December 31, 1998 (Audited) and for the six months ended June 30, 1999 (Unaudited).

                (b)  Pro Forma Financial Information:

                     Pro Forma Condensed Statements of Operations of the Trust for the six months ended June 30, 1999 and for the year ended December 31, 1998 (Unaudited).

                     Pro Forma Condensed Balance Sheet of the Trust as of June 30, 1999 (Unaudited).

                (c)  Exhibits

                     None

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 10, 1999                    N'TANDEM TRUST



                                        By: /s/ Gary P. McDaniel
                                            --------------------
                                            Gary P. McDaniel
                                            Trustee

                       REPORT OF INDEPENDENT ACCOUNTANTS

Board of Trustees
N'Tandem Trust

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the "Historical Summary") of Sea Pines Manufactured Home Community (the "Property") for the year ended December 31, 1998. The Historical Summary is the responsibility of the Property's owners. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by the owners, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses on the basis of accounting described in Note 2 of the Property for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


PricewaterhouseCoopers LLP

Denver, Colorado
October 29, 1999

                     SEA PINES MANUFACTURED HOME COMMUNITY
                      HISTORICAL SUMMARY OF REVENUES AND
                           DIRECT OPERATING EXPENSES
                                    _______


                                                For the Six Months   For the Year Ended
                                                Ended June 30, 1999   December 31,1998
                                                -------------------  ------------------
                                                    (Unaudited)
Revenues:
 Rental and utilities                                 $268,200            $534,400
 Other                                                   8,500               9,700
                                                      --------            --------
                                                       276,700             544,100
                                                      --------            --------
Direct Operating Expenses:
 On-site operating                                     151,100             292,800
 Real estate taxes                                       8,100              16,300
 Utilities                                              39,100              76,200
                                                      --------            --------
                                                       198,300             385,300
                                                      --------            --------

Revenues in excess of direct operating expenses       $ 78,400            $158,800
                                                      ========            ========




   The accompanying notes are an integral part of this financial statement.

                     SEA PINES MANUFACTURED HOME COMMUNITY
                    NOTES TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                                    _______

1. BUSINESS:
   --------

    The Historical Summary of Revenues and Direct Operating Expenses includes the operations of Sea Pines Manufactured Home Community. The property is located in the state of Alabama. The property was acquired by N'Tandem Trust in September 1999 and includes 400 sites.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   ------------------------------------------

    BASIS OF PRESENTATION

    The financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred in the future operations of the acquired property have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Expenses excluded consist of interest, depreciation, amortization, and other costs.

    INTERIM UNAUDITED FINANCIAL INFORMATION

    The accompanying interim unaudited Historical Summary of Revenues and Direct Operating Expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary of Revenues and Direct Operating Expenses for the year ended December 31, 1998. In the opinion of the owner's, all material adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of revenues over direct operating expenses for such interim period is not necessarily indicative of the excess of revenues over direct operating expenses for the full year.

    REVENUE RECOGNITION

    Rental income attributable to residential leases is recorded when earned from tenants.

    ESTIMATES

    The preparation of the financial statement requires the owner's to make estimates and assumptions. Actual results could differ from the estimates included in the financial statement.

                                N'TANDEM TRUST
                 Pro Forma Condensed Statements of Operations
  For the six months ended June 30, 1999 and the year ended December 31, 1998


The following unaudited pro forma condensed statements of operations have been presented as if the acquisition of the Sea Pines community and the related financing had been completed as of January 1, 1998. The unaudited pro forma condensed statements of operations and related notes should be read in conjunction with N'Tandem Trust's ("N'Tandem" or the "Trust") audited financial statements that are included in the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission"). The unaudited pro forma condensed statements of operations are not necessarily indicative of what actual results of operations of the Trust would have been had the acquisitions occurred on January 1, 1998 nor does it represent the results of operations of the Trust for future periods.

                                N'TANDEM TRUST
                  Pro Forma Condensed Statement of Operations
                     For the Six Months Ended June 30,1999

                                  (Unaudited)


                                      N'Tandem          Sea Pines          Pro Forma          N'Tandem
                                     Historical        Acquisition        Adjustments         Pro Forma
                                     ----------        -----------        -----------        ----------
                                      (Note 1)           (Note 2)           (Note 3)
Revenues:
  Rent and utilities                 $1,594,000         $  268,200                           $1,862,200
  Equity losses on joint
    ventures and limited
    partnerships                        (16,700)                                                (16,700)
  Interest                                  100                                                     100
  Other                                  76,700              8,500                               85,200
                                     ------------------------------------------------------------------
                                      1,654,100            276,700                            1,930,800
                                     ------------------------------------------------------------------

Expenses:
  Property operating                    822,800            198,300        $    25,800 c       1,046,900
  Interest                              692,600                               168,900 a         861,500
  Depreciation                          379,300                                69,400 b         448,700
  Advisory fee                          106,100                                20,200 d         126,300
  General and administrative:
     Related parties                     10,300                                                  10,300
     Other                               35,000                                                  35,000
                                     ------------------------------------------------------------------
                                      2,046,100            198,300            284,300         2,528,700
                                     ------------------------------------------------------------------
Net income (loss)                    $ (392,000)       $    78,400        $  (284,300)       $ (597,900)
                                     ==================================================================

Preferred dividends paid                (73,600)                                                (73,600)
                                     ------------------------------------------------------------------
Net income (loss) attributable
  to common shares                   $ (465,600)       $    78,400        $  (284,300)       $ (671,500)
                                     ==================================================================

Basic and diluted loss per
  common share                       $    (4.26)                                             $    (6.14)
                                     ==========                                              ==========

Dividends per common share           $     0.75                                              $     0.75
                                     ==========                                              ==========



The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N'TANDEM TRUST
                  Pro Forma Condensed Statement of Operations
                     For the Year Ended December 31, 1998
                                  (Unaudited)

                                        N'Tandem          Sea Pines          Pro Forma          N'Tandem
                                       Historical        Acquisition        Adjustments         Pro Forma
                                       ----------        -----------        -----------         ----------
                                       (Note 1)           (Note 2)           (Note 3)
Revenues:
  Rent and utilities                   $1,703,300        $   534,400                            $2,237,700
  Equity losses on joint ventures
    and limited partnerships              (27,800)                                                 (27,800)
  Interest                                  1,500                                                    1,500
  Other                                    22,900              9,700                                32,600
                                       -------------------------------------------------------------------
                                        1,699,900            544,100                             2,244,000
                                       -------------------------------------------------------------------

Expenses:
  Property operating                      822,700            385,300        $    51,200 c        1,259,200
  Interest                                652,000                               337,800 a          989,800
  Depreciation                            349,300                               138,800 b          488,100
  Advisory fee                            147,100                                40,400 d          187,500
  General and administrative:
    Related parties                        28,800                                                   28,800
    Other                                  64,000                                                   64,000
                                       -------------------------------------------------------------------
                                        2,063,900            385,300            568,200          3,017,400
                                       -------------------------------------------------------------------
                                       -------------------------------------------------------------------
Net income (loss)                      $ (364,000)       $   158,800        $  (568,200)        $ (773,400)
                                       ===================================================================

Preferred dividends paid                 (147,100)                                                (147,100)
                                       -------------------------------------------------------------------
Net income (loss) attributable to
  Common shares                        $ (511,100)       $   158,800        $  (568,200)        $ (920,500)
                                       ===================================================================

Basic and diluted loss per
  Common share                         $    (4.88)                                              $    (8.79)
                                       ==========                                               ==========

Dividends per common share             $     1.50                                               $     1.50
                                       ==========                                               ==========



The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N'TANDEM TRUST
                       Pro Forma Condensed Balance Sheet
                              As of June 30, 1999

The following unaudited pro forma condensed balance sheet has been presented as if the acquisition of the Sea Pines community and the related financing had been completed on June 30, 1999. The unaudited pro forma condensed balance sheet should be read in conjunction with the Trust's Annual Report on Form 10-KSB as filed with the Commission. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position of the Trust would have been had the acquisitions occurred on June 30, 1999 nor does it represent the future financial position of the Trust.

                                N'TANDEM TRUST
                       Pro Forma Condensed Balance Sheet
                              As of June 30, 1999
                                  (Unaudited)

                                                                    N'Tandem             Sea Pines            N'Tandem
                                                                   Historical          Acquisitions           Pro Forma
                                                                   -----------------------------------------------------
                          ASSETS                                    (Note 1)             (Note 4)

Property held for investment:
     Land                                                          $ 6,233,200         $1,236,400            $ 7,469,600
     Buildings and improvements                                     21,391,200          2,773,600             24,164,800
     Fixtures and equipment                                            163,000                                   163,000
                                                                   -----------------------------------------------------
                                                                    27,787,400          4,010,000             31,797,400
Less accumulated depreciation                                       (1,393,300)                               (1,393,300)
                                                                   -----------------------------------------------------
                                                                    26,394,100          4,010,000             30,404,100

Investments in joint ventures and limited partnerships               5,512,400                                 5,512,400
Cash and cash equivalents                                              220,500            (25,000)               195,500
Deferred financing costs, net                                           85,100                                    85,100
Other assets                                                           605,200                                   605,200
                                                                   -----------------------------------------------------
Total Assets                                                       $32,817,300         $3,985,000            $36,802,300
                                                                   =====================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Mortgage note payable                                         $ 2,050,000         $  843,500            $ 2,893,500
     Note payable to affiliate                                      25,130,200          3,016,600             28,146,800
     Accounts payable                                                   16,600                                    16,600
     Accrued expenses                                                1,331,000                                 1,331,000
     Tenant deposits and other liabilities                           1,092,100              3,700              1,095,800
     Due to Advisor and affiliates                                   1,131,600            121,200              1,252,800
                                                                   -----------------------------------------------------
Total Liabilities                                                   30,751,500          3,985,000             34,736,500

Shareholders' equity:
    Preferred shares of beneficial interest, $.01 par
    value; 500,000,000 shares authorized; 98,073 shares issued
    and outstanding                                                  2,121,700                                 2,121,700
    Common shares of beneficial interest, $.01 par value,
    100,000,000 shares authorized; 109,308 shares issued
    and outstanding                                                  2,401,400                                 2,401,400
    Dividends in excess of accumulated earnings                     (2,457,300)                               (2,457,300)
                                                                   -----------------------------------------------------

                                                                     2,065,800                                 2,065,800
                                                                   -----------------------------------------------------
Total Liabilities and Shareholders' Equity                         $32,817,300         $3,985,000            $36,802,300
                                                                   =====================================================

The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N'TANDEM TRUST
               NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS

1.  HISTORICAL FINANCIAL STATEMENTS:

     The historical financial statements, which are included in the Trust's Quarterly Report on Form 10-QSB and its Annual Report on Form 10-KSB as filed with the Commission, include the accounts of the Trust as of and for the six months ended June 30, 1999 and for the year ended December 31, 1998, respectively.

2.  ACQUISITIONS - STATEMENTS OF OPERATIONS

     The revenues and expenses of the Sea Pines community included in the Trust's condensed pro forma financial statements for the six months ended June 30, 1999 and the year ended December 31, 1998 reflect the historical summary of revenues and direct operating expenses.

3.  PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

     The pro forma adjustments for the pro forma condensed statements of operations are as follows:

                                                                 Six Months Ended       Year Ended
                                                                     June 30,          December 31,
                                                                       1999                1998
                                                                 ----------------      ------------
     a. Interest on $3,016,600 of indebtedness payable to
        Chateau Communities, Inc., incurred at a weighted
        average rate of 8.75% for the period beginning
        January 1, 1998 and interest on $843,500 of
        indebtedness payable to the seller, incurred at
        a weighted average rate of 8.75% for the period
        beginning January 1, 1998                                        $168,900          $337,800

     b. Depreciation of acquired Property based on an
        average 20 year life                                             $ 69,400          $138,800

     c. Adjustment for related party management fees,
        calculated as 5% of gross revenues and an
        annual overhead reimbursement of $60 per site
        pursuant to the asset management agreement with
        Chateau Communities, Inc.                                        $ 25,800          $ 51,200

     d. An advisory fee representing 1% of the total purchase
        price of $4,040,000 payable to the Trust's advisor
        pursuant to the N'Tandem advisory agreement                      $ 20,200          $ 40,400

4.  ACQUISITIONS - BALANCE SHEET

    Amounts presented reflect the acquisition of the Sea Pines community. The acquisition was financed through related party debt of $3,016,600, the issuance of a $1.1 million promissory note which was discounted to $843,500, and cash of $25,000. As part of the acquisition, an acquisition fee of $121,200 is due to N'Tandem's advisor and was capitalized as part of the purchase price as of June 30, 1999.